Exhibit 99.1
THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT

MILLER INDUSTRIES FORWARD LOOKING STATEMENTS SAFE HARBOR STATEMENT Certain statements in this presentation may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “could”, “continue”, “future”, “potential”, “believe”, “project”, “plan”, “intend”, “seek”, “estimate”, “predict”, “expect”, “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology and include, without limitation, any statements relating to our 2025 revenues or profitability. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management. Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things: our ability to accurately match the timing and quantities of component purchases, including chassis, to our actual needs; our ability to successfully manage our inventory, including inventory in our distribution channel, or our workforce to adapt to the increased complexity in our supply chain; our dependence upon outside suppliers for component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products; changes in price, availability, delivery delays or unpredictable delivery schedules of component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products, resulting from changes in demand and economic conditions, the level of tariffs that the U.S. imposes on imported steel, aluminum, and other commodities or component parts and any resulting trade wars or any trade restrictions, the general inflationary environment; government regulations (including the California Air Resources Board’s Advanced Clean Trucks regulation), global economic events and other factors, such as restrictive monetary and fiscal policy, the ongoing military conflicts in Ukraine and the Middle East; the potential negative impacts of changing interest rates and other rising costs of equipment ownership, such as increasing insurance premiums, on customer demand, including the impact on our customers’ and end users’ access to capital and credit to fund purchases; increases in the cost of skilled labor; our ability to raise capital, including to grow our business, pursue strategic investments, and take advantage of financing or other opportunities that we believe to be in the best interests of the Company and our shareholders due to the significant additional indebtedness we incurred during 2022 and 2023; the cyclical nature of our industry and changes in consumer confidence; special risks from our sales to U.S. and other governmental entities through prime contractors; changes in fuel and other transportation costs, insurance costs and weather conditions, such as hurricanes; changes in government regulations, including environmental and health and safety regulations; failure to comply with domestic and foreign anti-corruption laws; competition in our industry and our ability to attract or retain customers; our ability to develop or acquire proprietary products and technology; assertions against us relating to intellectual property rights; changes in foreign currency exchange rates and interest rates; changes in the tax regimes and related government policies and regulations in the countries in which we operate, including the imposition of new or increased tariffs and any resulting trade wars; the effects of regulations relating to conflict minerals; the catastrophic loss of one of our manufacturing facilities; environmental and health and safety liabilities and requirements; loss of the services of our key executives; product warranty or product liability claims in excess of our insurance coverage; potential recalls of components or parts manufactured for us by suppliers or potential recalls of defective products; an inability to acquire insurance at commercially reasonable rates; a disruption in, or breach in security of, our information technology systems or any violation of data protection laws; and those other risks discussed in our filings with the Securities and Exchange Commission, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, which discussion is incorporated herein by this reference. Such factors are not exclusive. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, Miller Industries, Inc. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Slide 2

Q4 AND FULL YEAR 2024 EARNINGS PRESENTATION Slide 3

MILLER INDUSTRIES PRODUCT OVERVIEW THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT NYSE: MLR LIGHT-DUTY RECOVERY CAR CARRIER SPECIALTY TRANSPORT MEDIUM & HEAVY-DUTY RECOVERY ROTATORS MILITARY RECOVERY 2024 FINANCIAL OVERVIEW REVENUE - $1.28B GROSS MARGIN - $170.8M (13.6%) NET INCOME - $63.5M (5.0%) EPS (DILUTED) - $5.47 Slide 4

THANK YOU TO OUR DEVOTED TEAM Extraordinary execution in delivering another record year RECORD REVENUE GROSS PROFIT NET INCOME EPS RESULTS REFLECT THE ONGOING COMMITMENT AND SUPPORT OF OUR EMPLOYEES, SUPPLIERS, CUSTOMERS AND SHAREHOLDERS Slide 5

MILLER INDUSTRIES FULL YEAR 2024 VS. FULL YEAR 2023 KEY METRICS INCREASED 9.0% INCREASED 12.5% REVENUE GROSS PROFIT - 13.6% $1.26B $170.8M INCREASED 8.9% NET INCOME - 5.0% $63.5M INCREASED 7.9% BASED ON AVERAGE EQUITY EPS, DILUTED RETURN ON EQUITY $5.47 16.9% INCREASED 41.0% CASH RETURNED TO SHAREHOLDERS $11.6M Slide 6

MILLER INDUSTRIES FOURTH QUARTER 2024 VS. FORTH QUARTER 2023 KEY METRICS DECREASED 25.1% DECREASED 13.4% REVENUE GROSS PROFIT - 15.1% $221.9M $33.5M DECREASED 36.9% NET INCOME - 4.7% $10.5M DECREASED 37.0% EPS, DILUTED $0.91 16.9% $2.2M INCREASED 5.5% CASH RETURNED TO SHAREHOLDERS RETURN ON EQUITY Slide 7 BASED ON AVERAGE EQUITY

MILLER INDUSTRIES HISTORICAL CHASSIS REVENUE VS. BLENDED GROSS PROFIT % 0 3.4 6.8 10.2 13.6 17 Q1-‘18 Q3-‘18 Q1-‘19 Q3-‘19 Q1-‘20 Q3-‘20 Q1-‘21 Q3-‘21 Q1-‘22 Q3-‘22 Q1-‘23 Q3-‘23 Q1-‘24 Q3-‘24 LER INDUSTRIES TORICAL CHASSIS REVENUE VS. BLENDED GROSS PROFIT % Chassis Revenue Blended Gross Profit % Slide 8

MILLER INDUSTRIES MARKET OVERVIEW KEY CONSIDERATIONS FOR 2025 ■ DISTRIBUTOR INVENTORY REDUCTION ■ RISING COST OF OWNERSHIP ■INSURANCE COST ■INTEREST RATES ■ USED TRUCK VALUES ■ TARIFFS ■ CARB / A.C.T. Slide 9

MILLER INDUSTRIES DISTRIBUTOR BODY AND CHASSIS INVENTORY 3000 3750 4500 5250 6000 Dec '23 Dec '23 Jan '24 Feb '24 Mar '24 Apr '24 May '24 Jun '24 Jul '24 Aug '24 Sep '24 Oct '24 Nov '24 Dec '24 Dec '24 Jan '25 Chassis Inventory Body Inventory Optimal Inventory Level Distributor Inventory Includes both retail sold and unsold chassis and bodies that have been invoiced to distribution. Slide 10

MILLER INDUSTRIES

FEDERAL AND STATE REGULATIONS

CALIFORNIA AIR RESOURCE BOARD / ADVANCED CLEAN TRUCK REGULATION

The Advanced Clean Trucks regulation is a manufacturers ZEV sales requirement promoting the development and use of advanced clean trucks which will help CARB achieve its emission reduction strategies.[1]

A **REGULATION**
As of January 1, 2025 A.C.T. regulations have[2] been adopted by the six highlighted states

B **IMPACT**
A.C.T. regulates chassis OEM's on the total number of new diesel powered commercial vehicles registered in each state

C **MILLER IMPACT**
Limited allocation from chassis OEM's for impacted states

D **CHASSIS ALLOCATION**
Allocation does not meet historic demand in the impacted states



[1] California Air Resource Board (https://ww2.arb.ca.gov/)

[2] Trump EPA to Transmit California Waivers (https://www.epa.gov/newsreleases/trump-epa-transmit-california-waivers-congress-accordance-statutory-reporting)

Slide 11

MILLER INDUSTRIES MARKET OVERVIEW POSITIVE BUSINESS TRENDS ■ BACKLOG NORMALIZED ■ BALANCE SHEET ■ STRATEGIC INVENTORY REDUCTION ■ REDUCED A/R ■ EXPECT INCREASED FCF ■ STABILIZED CHASSIS DELIVERIES Slide 12

MILLER INDUSTRIES MARKET OVERVIEW POSITIVE MARKET TRENDS ■ HEALTHY DISTRIBUTION NETWORK ■ STRONG END MARKET ■ CONSISTENT RETAIL DELIVERIES ■ CONTINUED PRODUCT INNOVATION ■ GLOBAL MILITARY RFQ’S Slide 13

MILLER INDUSTRIES GLOBAL MILITARY UPDATE CANADIAN MILITARY ■ CONTRACT VALUE $230.0M ■ 85 RECOVERY VEHICLES ■ DELIVERIES BEGIN IN 2027 1 1 Miller Industries is a supplier to Rheinmetall Canada 2 2 Slide 14 Supply contract under review

MILLER INDUSTRIES CAPITAL ALLOCATION CAPITAL ALLOCATION STRATEGY ■Quarterly Dividend ■Debt Reduction ■Share Repurchase ■Innovation ■Automation ■Human Capital ■Capacity Expansion Slide 15

MILLER INDUSTRIES 2025 AND BEYOND 2025 GUIDANCE ■ TOP LINE TARGET $950.0M - $1.0B ■ EPS $2.90 - $3.20 ■ WELL POSITIONED FOR GROWTH IN 2026 AND BEYOND Slide 16

“ MILLER INDUSTRIES CORE PHILOSOPHY WE HAVE THE BEST PEOPLE, THE BEST PRODUCTS, AND THE BEST DISTRIBUTION NETWORK IN THE TOWING AND RECOVERY INDUSTRY.” - BILL MILLER - 1990 Slide 17

MILLER INDUSTRIES Q4 AND FULL YEAR 2024 EARNINGS PRESENTATION Q&A Slide 18

THANK YOU